Exhibit 99.1

800 S. Douglas Road, 12th Floor
Coral Gables, Florida 33134
Contact:	Tel: 305-599-1800
J. Marc Lewis, Vice President-Investor Relations	Fax: 305-406-1960
305-406-1815	www.mastec.com
305-406-1886 fax
marc.lewis@mastec.com

For Immediate Release

MasTec Announces Solicitation of Consents from Senior Note Holders and Receipt of Bank Consent

Coral Gables, FL (March 31, 2015) — MasTec, Inc. (NYSE: MTZ) today announced that it has received a consent from the bank group under its senior secured credit facility (the “Bank Group”) to delay delivery of its annual audited financial statements for the fiscal year ended December 31, 2014 and its quarterly financial statements for the fiscal quarter ending March 31, 2015. Under the terms of the consent, the Bank Group has extended the deadline for such delivery requirements to June 1, 2015.

Additionally, the Company has commenced a consent solicitation seeking extension of reporting requirements (the “Consent Solicitation”) under the instruments governing its $400 million Senior Notes due March 15, 2023 (the “Notes”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Further information regarding the Consent Solicitation is available in the Company’s Current Report on Form 8-K filed today with the Securities and Exchange Commission and available on its website at sec.gov.

Morgan Stanley & Co. LLC is the Solicitation Agent for the Consent Solicitation. Persons with questions regarding the Consent Solicitation should contact the Solicitation Agent at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). Requests for copies of the Solicitation Documents and other related materials should be directed to D.F. King & Co., Inc., the Information and Tabulation Agent for the Consent Solicitation, at (212) 269-5550 (banks and brokers) or (866) 796-7179 (toll-free).

Each holder of Notes must make its own decision as to whether to give its consent under the Consent Solicitation. The Consent Solicitation is not being made in any jurisdiction in which the making thereof would not be in compliance with the applicable laws of such jurisdiction. In any jurisdiction in which the Consent Solicitation is required to be made by a licensed broker or dealer, it shall be deemed to be made by the Solicitation Agent on behalf of the Company. Subject to applicable law, the Company may amend, extend, withdraw or terminate the Consent Solicitation in its sole discretion.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of energy, utility and communications infrastructure, such as: electrical utility transmission and distribution; natural gas and petroleum pipeline infrastructure; wireless, wireline and satellite communications; power generation, including renewable energy infrastructure; and industrial infrastructure. MasTec’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. Information included on our website is not incorporated into this press release.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including market conditions, technological developments and regulatory changes that affect us or our customers’ industries, activity in the oil and gas, utility and power generation industries and the impact on our customers’ expenditure levels caused by fluctuations in prices of oil, natural gas, electricity and other energy sources, the effect on demand for our services of changes in the amount of capital expenditures by our customers, economic conditions, the availability and cost of financing and customer consolidation in the industries we serve, the highly competitive nature of our industry, our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects, our ability to manage projects effectively and in accordance with our estimates, the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate, the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services on short or no notice under our contracts, our dependence on a limited number of customers as well as any impact of potential consolidation of those customers, customer disputes related to our performance of services, any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding, disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, our ability to replace non-recurring projects with new projects, the adequacy of our insurance, legal and other reserves and allowances for doubtful accounts, risks related to acquisitions and joint ventures, risks associated with operating in or expanding into additional international markets, risks from failure to comply with laws applicable to our foreign activities, fluctuations in foreign currencies, the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions, our ability to maintain a workforce based upon current and anticipated workloads, our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements, our ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, any exposure resulting from system or information technology interruptions or data security breaches, the impact of U.S. federal, local or state tax legislation and other regulations affecting renewable energy, electricity prices, electrical transmission, oil and gas production, wireless, wireline/fiber and related projects and expenditures, the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements, fluctuations in fuel, maintenance, materials, labor and other costs, the impact of being required to pay our subcontractors even if our customers do not pay us, risks associated with potential environmental issues and other hazards from our operations, the impact of any unionized workforce on our operations, including labor availability, productivity and relations, liabilities associated with multi-employer pension plans for our operations that employ unionized workers, including underfunding and withdrawal liabilities, restrictions imposed by our credit facility, senior notes and any future loans or securities, our ability to obtain performance and surety bonds, a small number of our existing shareholders have the ability to influence major corporate decisions, any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances, uncertainties related to the independent investigation described in the Specified 8-Ks (as defined in the Statement), including, without limitation: the time needed to complete the investigation; whether the investigation will lead to the discovery of accounting errors, whether the investigation will discover any material weakness in internal control over financial reporting or discover other adverse facts; unanticipated material issues that could delay the completion of the investigation or the release and filing of the Company’s financial results and periodic financial reports; and possible regulatory action or private party litigation, uncertainties related to the outcome of the Consent Solicitation and other factors, many of which are beyond our control. We do not undertake any obligation to update forward-looking statements.